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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM




We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 11, 2005, except for notes 20 and 21 which are as of May 5, 2005, included in the Registration Statement on Form F-4 and related Prospectus of Stantec Inc. dated May 9, 2005.


Edmonton, Canada,                                          /s/ Ernst & Young LLP
May 9, 2005.                                               Chartered Accountants